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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report dated January 22, 2002, except as to
Note 17 which is as of March 21, 2002, relating to the finanical statements and financial statement schedule, which appears in Waters Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2002